--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
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Alliance Global Strategic Income Trust

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 25, 2002

Dear Shareholder:

This report contains the performance, market review and outlook of Alliance Global Strategic Income Trust (the "Fund") for the semi-annual reporting period ended April 30, 2002.

Investment Objectives and Policies

This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results

The following table provides the Fund's performance over the six- and 12-month periods ended April 30, 2002. For comparison, we have included the Lehman Brothers (LB) Global Aggregate Bond Index (hedged), a standard measure of the international investment-grade bond market, and the Lipper Multi-Sector Income Funds Average (the "Average"), which reflects the average performance of a group of funds with similar investment objectives to the Fund.

INVESTMENT RESULTS*

Periods Ended April 30, 2002

                                                          ----------------------
                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Global
Strategic
Income Trust
  Class A                                                    1.36%        -0.82%
--------------------------------------------------------------------------------
  Class B                                                    1.13%        -1.43%
--------------------------------------------------------------------------------
  Class C                                                    1.01%        -1.54%
--------------------------------------------------------------------------------
Lehman
Brothers Global
Aggregate Bond
Index (hedged)                                              -0.24%         6.03%
--------------------------------------------------------------------------------
Lipper
Multi-Sector
Income Funds
Average                                                      3.18%         5.11%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged LB Global Aggregate Bond Index (hedged) provides a broad-based measure of


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The Lipper Multi-Sector Income Funds Average reflects the performance of 130 and 127 funds for the six- and 12-month periods ended April 30, 2002, respectively. The Average has generally similar investment objectives to the Fund, although the investment policies for its various funds may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

      Additional investment results appear on pages 6-10.

During the six-month period ended April 30, 2002, the Fund outperformed the LB Global Aggregate Bond Index (hedged) and underperformed the Lipper Average. The primary contributor to the Fund's outperformance of the benchmark was its overweight position in Russia. For the 12-month period under review, the Fund underperformed both the benchmark and the Average. This was primarily due to its exposure to both U.S. and European high yield sectors. Several key sector weightings, particularly in the emerging market, high yield and investment-grade corporate debt arena, as well as specific security selection decisions, combined to have an overall positive impact within the Fund, relative to the LB Global Aggregate Bond Index (hedged) during the reporting period.

The Fund maintains its overweight position in Russia. Despite lower oil prices, strong economic growth enabled Russia to continue to outperform during the six-month period, posting an individual return of 32.79%, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). News that Russia is not likely to issue any foreign debt in 2002 and is revamping its outdated debt management system also had a positive effect on Russian bond prices. The country also benefited from improvements in economic policy, progress in structural reforms, political stability and greater geopolitical importance.

Other emerging market holdings that helped the Fund's performance included Ecuador, the top performer for the period within the index. Ecuador returned 42.44% as the market priced in the benefits of a prospective International Monetary Fund (IMF) deal and fiscal reform. In spite of the sluggish U.S. economy and falling oil prices, Mexico also contributed positively to performance posting a return of 7.53% for the six-month period under review. Bond prices strengthened as Standard & Poor's (S&P) increased Mexico's credit rating to a BBB investment grade level. The Fund's Latin American holdings in Brazil and Venezuela also contributed positively to performance.

The largest detractor from the Fund's performance was generated by its overweight position in the investment-grade telecommunications sector as well as security selections within the sector, particularly WorldCom, Inc. Concerns over earnings shortfalls, competition, regulatory investigations and balance


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

sheet restatements led to ratings downgrades, which negatively impacted the telecommunications sector and individual holdings within the Fund.

The Fund's allocation to the high yield sector contributed positively to performance, however, our focus on the cable and telecommunications sub-sectors detracted from performance. The Fund's security selection was positive within both the telecommunications and retail sub-sectors. The Fund's government holdings had an overall positive impact with both U.S. and European government securities enhancing performance modestly and our Japanese government holdings detracting modestly from performance.

Market Overview

As we entered 2002, signs suggesting a global economic turnaround began to appear. In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 and first quarter of 2002, with the gross domestic product (GDP) at 1.7% and 5.6%, respectively. GDP was boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending). An end to the decline in industrial production levels and manufacturing further indicated that the U.S. economy was beginning to rebound.

Within individual investment sectors, emerging market debt, as measured by the JPM EMBI+, posted a return of 7.38% for the six-month period. Expansionary U.S. fiscal and monetary policy, increased production levels and the bottoming out of economic decline in Europe created a favorable environment for emerging market debt. These factors, combined with high levels of liquidity and increasing investor confidence contributed to a steady inflow of funds into emerging market bonds during the period. However, overall performance of the sector was significantly dampened by the negative performance of Argentina (-49.46%), which has not been represented in the Fund's portfolio.

U.S. investment-grade corporate bonds posted a negative return of -0.45% for the period under review, as measured by the LB U.S. Credit Index. However, this represents an excess return of 0.93% versus like duration Treasuries. The U.S. corporate bond market experienced a number of challenges. SEC investigations, accounting uncertainties and changes in rating agency methodologies led to a "crisis of doubt" resulting in sizeable swings in valuations. At the same time expectations of a recovering U.S. economy helped underpin demand for stable credits. Buyers steadily absorbed surprisingly robust new issue supply in creasing valuations in select high-grade sectors. Within the corporate bond market, the telecommunications sector was the worst performer, negatively impacted by concerns over earnings shortfalls, competition, regulatory investigations and balance sheet restatements. Consumer cyclicals and the finance sectors fared well on prospects of an improving economy. An increasingly optimistic economic outlook in Europe also helped European investment-grade corporates recover in 2002 from negative returns in the final two months of 2001. For the six-month


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

period, European investment-grade bonds were still slightly negative at -0.11%, however posted a 0.69% excess return versus like duration European government bonds.

The U.S. high yield market, as measured by the Merrill Lynch Master High Yield Index, returned a robust 6.19% during the period under review. Strong performance reflected an improving economy and investors' willingness to absorb added risk. The U.S. high yield market was also the beneficiary of large inflows into high yield mutual funds. Sectors performing well included consumer cyclicals, finance, and after a post September 11 rebound, transportation.

European high yield returned 3.51% for the period, as measured by the Merrill Lynch European High Yield Index, with all of the positive returns coming in the last two months of 2001. Year-to-date 2002, European high yield was hampered by the negative impact from the cable and telecommunications sectors. NTL Communications Corp., at one time the largest issuer in the European Index, actually defaulted. Many other sectors did post positive returns however, as global economic conditions continued to improve. In effect, the European high yield market has become a two-tiered market with higher quality industrial issuers trading at relatively high dollar prices, while many of the telecommunications, media and technology names trade at prices reflecting market expectations of continued high default rates and minimal recovery for bondholders.

Outlook

The world economic outlook continues to improve, sparked by the evidence of a stronger than anticipated rebound in the U.S. economy. We expect a U.S. growth rate of 4.2% in the second half of 2002. However, the financial markets remain vulnerable due to concerns surrounding corporate earnings and the quality of disclosure investors receive from corporations. We believe the U.S. Federal Reserve interest rates will approach 3% by year-end, but that the Federal Reserve will delay the rate hikes until the second half of 2002 when more conclusive evidence of a sustained recovery appears. Importantly, with the current Japanese deflationary environment fresh in the Federal Reserve's memory, we believe the Federal Reserve will want to be convinced that inflationary pressures have materialized prior to raising interest rates.

We expect growth to accelerate in most emerging market economies, particularly in Latin America (excluding Argentina) and Asia, as import demand increases in developed economies and global risk aversion continues to subside. With Federal Funds rate increases likely in the second half of the year and higher Treasury yields expected, emerging market bonds will likely still outpace most markets, but at a less robust pace than we have recently experienced. Nonetheless, the global economic recovery and rising liquidity in all market sectors bodes well for the asset class.

Within the Fund, we plan to continue to favor holdings in Russian debt based on improvements in their economic policy framework, continued progress


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

in structural reforms and political stability. Country selection will be critical, as country specific fundamentals have replaced geopolitical factors as the main determinant of emerging debt valuations. Two key events to monitor will be the Brazilian election slated for this fall and the degree of change in U.S. monetary policy.

With a strong economic backdrop, we believe the overall corporate market is in positive technical shape as investors continue to look for yield and diversification. However, most of the economically sensitive sectors have already responded via price appreciation and sectors with perceived credit or disclosure issues have significantly underperformed the market. Sector and security dispersion will continue to underscore the importance of security selection.

Thank you for your continued interest and investment in Alliance Global Strategic Income Trust. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas Peebles

Douglas Peebles
Vice President

[PHOTO]      John D. Carifa

[PHOTO]      Douglas Peebles

Douglas Peebles, Portfolio Manager, has over 14 years of investment experience.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* To 4/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Global Aggregate Bond Index (Hedged):        $15,500

Alliance Global Strategic Income Trust Class A:              $14,347

Lipper Multi-Sector Income Funds Average:                    $13,263

                       Alliance        LB Global Aggregate       Lipper
                   Global Strategic         Bond Index         Multi Sector
                     Income Trust          (USD Hedged)         Income Avg.
-------------------------------------------------------------------------------
     1/31/96             $ 9,578             $10,000             $10,000
     4/30/96             $ 9,633             $ 9,862             $ 9,911
     4/30/97             $11,562             $10,770             $10,929
     4/30/98             $13,496             $12,006             $12,159
     4/30/99             $13,736             $13,027             $12,372
     4/30/00             $14,434             $13,218             $12,278
     4/30/01             $14,466             $14,619             $12,570
     4/30/02             $14,347             $15,500             $13,263

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 4/30/02) as compared to the performance of an appropriate broad-based index and the Lipper Multi-Sector Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers(LB) Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index.

The Lipper Multi-Sector Income Funds Average reflects performance of 57 funds (based on the number of funds in the average from 1/31/96 to 4/30/02). These funds have generally similar investment objectives to Alliance Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Strategic Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

*     Closest month-end after Fund's Class A share inception date of 1/9/96.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

        Alliance Global Strategic Income Trust--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                                Alliance                 Lehman Brothers
                            Global Strategic             Global Aggregate
                              Income Trust              Bond Index (hedged)
--------------------------------------------------------------------------------
      4/30/96*                     5.47%                       -0.48%
      4/30/97                     20.03%                        9.21%
      4/30/98                     16.72%                       11.47%
      4/30/99                      1.77%                        8.51%
      4/30/00                      5.08%                        1.46%
      4/30/01                      0.22%                       10.60%
      4/30/02                     -0.82%                        6.03%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Global Aggregate Bond Index (hedged) provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* The Fund's return for the period ended 4/30/96 is from the Fund's inception date of 1/9/96 through 4/30/96. The benchmarks' returns for the period ended 4/30/96 are from 12/31/95 through 4/30/96.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATES     PORTFOLIO STATISTICS

Class A Shares      Net Assets ($mil): $215.7
1/9/96
Class B Shares
3/21/96
Class C Shares
3/21/96

SECURITY TYPE BREAKDOWN

Security Type

29.7% Sovereign
11.4% Treasury                            [PIE CHART OMITTED]
 2.3% Yankee Bonds
 2.2% Supranationals
 0.5% Preferred Stock

Corporate

 8.0% Utilities-Electric & Gas
 6.6% Communications
 5.6% Financial Services
 4.7% Broadcasting & Cable
 4.2% Banking
 4.1% Retail
 3.0% Energy
 2.9% Chemicals
 2.6% Insurance
 2.5% Technology
 2.4% Communications-Mobile
 1.6% Industrial
 1.2% Utilities-Telephone
 1.2% Automotive
 1.1% Hotel/Lodging

 2.0% Other

 0.2% Short-Term

All data as of April 30, 2002. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following securities: Health Care, Metals/Mining, Supermarket & Drug and Paper/Packaging.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

HOLDINGS TYPE BREAKDOWN

99.3% Fixed Income
 0.5% Equity                          [PIE CHART OMITTED]

 0.2% Short-Term

UNDERLYING CURRENCY BREAKDOWN

74.3% U.S. Dollars
12.9% Euro
 2.5% Mexican Peso
 2.4% South African Rand
 2.1% Swedish Krona
 1.3% Polish Zloty                    [PIE CHART OMITTED]
 1.2% Korean Won
 1.2% New Zealand Dollar
 1.0% Australian Dollar
 0.9% British Pound

 0.2% Short-Term

All data as of April 30, 2002. The Fund's holdings type and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
            1 Year                      -0.82%                    -5.01%
            5 Year                       4.41%                     3.51%
   Since Inception*                      7.42%                     6.69%
         SEC Yield**                     6.49%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
            1 Year                      -1.43%                    -5.06%
            5 Year                       3.71%                     3.71%
   Since Inception*                      6.66%                     6.66%
         SEC Yield**                     6.03%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
            1 Year                      -1.54%                    -2.45%
            5 Year                       3.70%                     3.70%
   Since Inception*                      6.64%                     6.64%
         SEC Yield**                     6.04%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                              Class A          Class B           Class C
--------------------------------------------------------------------------------
            1 Year             -7.03%           -7.08%            -4.53%
           5 Years              3.80%            4.01%             4.01%
   Since Inception*             6.70%            6.67%             6.66%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund invests a significant amount if its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date: 1/9/96, Class A shares; 3/21/96, Class B and Class C shares.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended April 30, 2002.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

                                                Shares or
                                                Principal
                                                   Amount
                                                    (000)           U.S. $ Value
--------------------------------------------------------------------------------

Australia-0.9%
Government Obligation-0.9%
Government of Australia
   8.75%, 8/15/08(a)
   (cost $1,923,042) ................  AUD          3,250             $2,002,369
                                                                      ----------

Brazil-2.0%
Government Obligations-2.0%
Republic of Brazil
   11.00%, 8/17/40(a) ...............  US$          3,000              2,355,000
   12.75%, 1/15/20(a) ...............               2,000              1,844,000
                                                                      ----------

Total Brazilian Securities
   (cost $4,189,615) ................                                  4,199,000
                                                                      ----------

Canada-0.6%
Corporate Debt Obligations-0.6%
AT&T Canada, Inc.
   7.65%, 9/15/06(a) ................               2,000                340,000
Microcell Telecommunications, Inc.
   Series B
   14.00%, 6/01/06(a)(b) ............               1,600                840,000
                                                                      ----------

Total Canadian Securities
   (cost $2,720,074) ................                                  1,180,000
                                                                      ----------

Cayman Islands-0.5%
Preferred Stock-0.5%
Centaur Funding Corp.
   9.08%, 4/21/20(c)
   (cost $1,031,861) ................               1,000              1,049,298
                                                                      ----------

Ecuador-0.9%
Government Obligation-0.9%
Republic of Ecuador
   5.00%, 8/15/30(c)
   (cost $1,537,298) ................               3,500              2,012,500
                                                                      ----------

Germany-4.2%
Government Obligations-4.2%
Bundesobligation Series 137
   5.00%, 2/17/06(a) ................  EUR          3,000              2,739,891
Bundesrepublic of Deutscheland
   5.25%, 1/04/11(a) ................               7,000              6,368,115
                                                                      ----------
Total German Securities
   (cost $9,120,044) ................                                  9,108,006
                                                                      ----------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Greece-0.7%
Government Obligation-0.7%
Hellenic Republic
   8.90%, 4/01/03(a)
   (cost $1,935,182)..............   EUR                  1,614     $  1,519,188
                                                                    ------------

Hungary-1.0%
Corporate Debt Obligation-1.0%
Euronet Services, Inc.
   12.38%, 7/01/06(a)(b)(d)
   (cost $1,826,993)..............   DEM                  6,000        2,209,640
                                                                    ------------

Italy-3.8%
Corporate Debt Obligation-1.7%
Banca Popolare Bergamo
   8.36%, 12/29/49(a).............   EUR                  4,000        3,757,700
                                                                    ------------

Government Obligation-2.1%
Government of Italy
   4.75%, 3/15/06(a)..............                        5,000        4,516,606
                                                                    ------------
Total Italian Securities
   (cost $8,229,972)..............                                     8,274,306
                                                                    ------------

Luxembourg-0.8%
Corporate Debt Obligation-0.8%
Tyco International Group SA
   6.38%, 10/15/11(a)
   (cost $2,013,573)..............   US$                  2,250        1,793,340
                                                                    ------------

Mexico-7.7%
Corporate Debt Obligation-1.7%
Innova S. de R.L.
   12.88%, 4/01/07(a).............                        4,000        3,732,000
                                                                    ------------

Government Obligations-6.0%
Mexican Bonos
   14.00%, 1/22/04(a).............   MXN                 20,810        2,434,993
Mexican Cetes
   17.75%, 5/16/02(a)(e)..........                       25,890        2,755,616
United Mexican States
   11.38%, 9/15/16(a).............   US$                  6,000        7,710,000
                                                                    ------------
                                                                      12,900,609
                                                                    ------------
Total Mexican Securities
   (cost $15,893,478).............                                    16,632,609
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Netherlands-6.2%
Common Stock-0.0%
Versatel Telecom International NV(a)(f) ...              32,931      $    11,860
                                                                     -----------

Corporate Debt Obligations-6.2%
Impress Metal Packaging Holding
   9.88%, 5/29/07(a)(d) ...................  DEM          3,500        1,466,188
Netia Holdings II, BV Series B
   13.13%, 6/15/09(g) .....................  US$          3,000          525,000
PTC International Finance BV
   10.75%, 7/01/07(a)(b) ..................               2,000        2,005,000
Royal KPN NV
   3.50%, 11/24/05(a) .....................  EUR          5,935        4,518,406
TPSA Finance, BV
   7.75%, 12/10/08(c) .....................  US$          4,800        4,861,795
                                                                     -----------
                                                                      13,376,389
                                                                     -----------
Preferred Stock-0.0%
United Pan Europe Communications
   convertible preferred(f)(h) ............              30,000           30,000
                                                                     -----------
Total Dutch Securities
   (cost $18,366,296) .....................                           13,418,249
                                                                     -----------

New Zealand-1.2%
Government Obligation-1.2%
New Zealand Treasury Bill
   Zero Coupon, 7/10/02(a)
   (cost $2,470,081) ......................  NZD          5,705        2,525,255
                                                                     -----------

Norway-0.0%
Warrants-0.0%
Enitel ASA, expiring 4/03/05(c)(f)
   (cost $0) ..............................                 500                4
                                                                     -----------

Poland-1.3%
Government Obligation-1.3%
Poland Treasury Bill
   Zero Coupon, 4/21/03(a)
   (cost $2,585,111) ......................  PLN         11,960        2,742,823
                                                                     -----------

Russia-6.0%
Government Obligations-6.0%
Russian Federation
   5.00%, 3/31/30(c) ......................  US$          8,450        5,864,300
   5.00%, 3/31/30(c) ......................               1,550        1,075,700
Russian Ministry of Finance
   3.00%, 5/14/06(a) ......................               7,500        6,037,500
                                                                     -----------
Total Russian Securities
   (cost $9,287,176) ......................                           12,977,500
                                                                     -----------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

South Africa-2.3%
Corporate Debt Obligations-2.3%
Development Bank of South Africa
   Zero Coupon, 12/31/27(a) .........     ZAR              50,000     $  331,640
European Bank for Reconstruction
   & Development
   Zero Coupon, 12/31/29(a) .........                      50,000        345,752
International Bank for Reconstruction
   & Development
   Zero Coupon, 12/31/25(a) .........                     350,000      3,107,160
   Zero Coupon, 2/17/26(a) ..........                      50,000        439,975
   Zero Coupon, 12/29/28(c) .........                     250,000        792,643
                                                                      ----------
Total South African Securities
   (cost $10,827,102) ...............                                  5,017,170
                                                                      ----------

South Korea-2.7%
Corporate Debt Obligations-2.7%
Deutsche Bank KRW Linked Note
   9.35%, 4/15/03 ...................     KRW           3,325,000      2,543,406
Korea Deposit Insurance
   Convertible Bond
   2.50%, 12/11/05(c) ...............     US$               3,000      3,210,000
                                                                      ----------
Total South Korean Securities
   (cost $5,570,539) ................                                  5,753,406
                                                                      ----------

Sweden-2.1%
Government Obligation-2.1%
Swedish Government
   10.25%, 5/05/03(a)
   (cost $4,346,742) ................     SEK              43,000      4,395,463
                                                                      ----------

Turkey-1.6%
Government Obligation-1.6%
Turkey Treasury Bill Structured Note
   49.16%, 9/05/02(a)(e)
   (cost $3,414,026) ................     US$               4,000      3,520,800
                                                                      ----------

United Kingdom-4.1%
Corporate Debt Obligations-4.1%
Avecia Group Plc
   11.00%, 7/01/09(a)                                       2,621      2,765,155
HMV Media Group Plc. Series B
   10.25%, 5/15/08(a) ...............                         500        562,500
   10.88%, 5/15/08(a) ...............     GBP               1,250      1,957,508
Royal Bank of Scotland Group Plc.
   7.65%, 8/31/49(a) ................     US$               3,460      3,601,334
                                                                      ----------
Total United Kingdom Securities
   (cost $7,780,791) ................                                  8,886,497
                                                                      ----------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

United States-46.7%
Corporate Debt Obligations-35.6%
Adelphia Communications
   10.88%, 10/01/10(a) .................       US$        900         $  783,000
AEP Resources, Inc.
   6.50%, 12/01/03(c) ..................                3,000          3,079,308
AOL Time Warner, Inc.
   7.70%, 5/01/32(a) ...................                2,500          2,345,667
AT&T Corp.
   8.00%, 11/15/31(c) ..................                2,000          1,763,320
Charter Communication Holdings
   11.75%, 5/15/11(a)(b) ...............                4,990          2,869,250
Concentra Operating Corp., Series B
   13.00%, 8/15/09(a) ..................                  200            226,000
Devon Energy
   7.88%, 9/30/31(a) ...................                6,000          6,324,318
EchoStar DBS Corp.
   9.38%, 2/01/09(a) ...................                3,050          3,194,875
Equistar Chemical
   10.13%, 9/01/08(a) ..................                1,500          1,485,000
FirstEnergy Corp. Series B
   6.45%, 11/15/11(a) ..................                3,300          3,124,103
Fleming Cos., Inc. Series D
   10.63%, 7/31/07(a) ..................                1,000          1,032,500
Ford Motor Credit Co.
   6.50%, 1/25/07(a) ...................                2,500          2,486,257
Hewlett-Packard Co.
   5.75%, 12/15/06(a) ..................                5,350          5,334,934
IASIS Healthcare Corp.
   13.00%, 10/15/09(a) .................                  995          1,019,875
Iridium LLC Capital Corp. Series B
   14.00%, 7/15/05(g) ..................                2,000            140,000
Lehman Brothers Holding, Inc.
   6.63%, 1/18/12(a) ...................                5,000          4,990,065
Lin Holdings Corp. .
   10.00%, 3/01/08(a)(b) ...............                  100             93,000
Lucent Technologies
   6.45%, 3/15/29(a) ...................                4,000          2,540,000
Lyondell Chemical Co.
   10.88%, 5/01/09(a) ..................                1,995          1,890,263
Meristar Hospitality
   10.50%, 6/15/09(c) ..................                2,080          2,246,400
Mission Energy Holding Co.
   13.50%, 7/15/08(a) ..................                2,000          2,205,000
Nextel Communications
   9.95%, 2/15/08(a)(b) ................                2,240          1,428,000
Nextel Partners, Inc.
   12.50%, 11/15/09(c) .................                1,000            685,000
Northrop Grumman Corp.
   7.13%, 2/15/11(a) ...................                2,000          2,050,280


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Progress Energy, Inc.
   7.75%, 3/01/31(a) ..................      US$         2,600       $ 2,766,743
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11(a) ..................                  2,500         2,482,003
Qwest Capital Funding
   5.88%, 8/03/04(a) ..................                  1,600         1,320,267
Sears Roebuck & Co.
   10.00%, 2/03/12(a) .................                  5,000         6,120,865
SunAmerica, Inc.
   8.13%, 4/28/23(a) ..................                  2,000         2,314,922
Time Warner Telecom, Inc.
   10.13%, 2/01/11(a) .................                  3,430         1,697,850
U.S. Bancorp
   7.50%, 6/01/26(a) ..................                  1,000         1,072,900
United States Steel LLC
   10.75%, 8/01/08(c) .................                  1,000         1,037,500
Viatel, Inc., Series B
   11.50%, 3/15/09(g) .................      EUR         2,000            18,007
Weyerhaeuser Co.
   6.75%, 3/15/12(c) ..................      US$           850           859,444
WorldCom, Inc.
   7.50%, 5/15/11(a) ..................                  3,000         1,412,106
   8.25%, 5/15/31(a) ..................                  5,000         2,203,580
                                                                    ------------
                                                                      76,642,602
                                                                    ------------
U.S. Government Obligations-11.1%
U.S. Treasury Bonds
   5.38%, 2/15/31(a) ..................                  3,600         3,484,116
   10.38%, 11/15/12(a) ................                  6,000         7,606,860
U.S. Treasury Notes
   4.88%, 2/15/12(a) ..................                  2,500         2,457,425
U.S. Treasury Notes (TIPS)
   3.88%, 1/15/09(a) ..................                  9,946        10,509,860
                                                                    ------------
                                                                      24,058,261
                                                                    ------------
Total United States Securities
   (cost $108,893,007) ................                              100,700,863
                                                                    ------------

SHORT-TERM INVESTMENT-0.2%
Time Deposit-0.2%
Wachovia Bank
   1.75%, 5/01/02
   (cost $500,000) ....................                    500           500,000
                                                                     -----------

Total Investments-97.5%
   (cost $224,462,003) ................                              210,418,286
Other assets less liabilities-2.5% ....                                5,331,192
                                                                    ------------

Net Assets-100% .......................                             $215,749,478
                                                                    ============


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

--------------------------------------------------------------------------------

(a) Securities, or a portion thereof, with an aggregate market value of $178,124,661 have been segregated to collateralize forward exchange currency contracts.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, these securities amounted to $28,537,212 or 13.2% of net assets.

(d)   Will be converted to Euro based upon a predetermined schedule.

(e)   Annualized yield to maturity at purchase date.

(f)   Non-income producing security.

(g)   Security is in default and is non-income producing.

(h)   Restricted and illiquid security, valued at fair value (See Notes A & G).

      Glossary:

      TIPS - Treasury Inflation Protected Security

      See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 17

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $224,462,003) ................     $ 210,418,286
Cash ...................................................................            77,755
Foreign currency, at value (cost $2,142,488) ...........................         2,206,473
Interest receivable ....................................................         4,195,329
Receivable for investment securities sold and foreign
   currency contracts ..................................................           521,115
Unrealized appreciation on interest rate swap contracts ................           514,864
Receivable for capital stock sold ......................................           236,329
Receivable for interest due on swap contracts ..........................            35,773
                                                                             -------------
Total assets ...........................................................       218,205,924
                                                                             -------------
Liabilities
Unrealized depreciation of forward exchange currency
   contracts ...........................................................           638,283
Payable for investment securities purchased ............................           522,196
Payable for capital stock redeemed .....................................           424,462
Dividend payable .......................................................           419,393
Distribution fee payable ...............................................           152,009
Advisory fee payable ...................................................           139,391
Accrued expenses and other liabilities .................................           160,712
                                                                             -------------
Total liabilities ......................................................         2,456,446
                                                                             -------------
Net Assets .............................................................     $ 215,749,478
                                                                             =============
Composition of Net Assets
Capital stock, at par ..................................................     $      26,291
Additional paid-in capital .............................................       269,369,058
Distributions in excess of net investment income .......................        (1,616,909)
Accumulated net realized loss on investment,
   written option and foreign currency transactions ....................       (37,933,549)
Net unrealized depreciation of investments, swap contracts
   and foreign currency denominated assets and liabilities .............       (14,095,413)
                                                                             -------------
                                                                             $ 215,749,478
                                                                             =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($46,691,781/5,688,346 shares of capital stock
   issued and outstanding) .............................................             $8.21
Sales charge--4.25% of public offering price ...........................               .36
                                                                                     -----
Maximum offering price .................................................             $8.57
                                                                                     =====
Class B Shares
Net asset value and offering price per share
   ($140,196,110/17,086,170 shares of capital stock
   issued and outstanding) .............................................             $8.21
                                                                                     =====
Class C Shares
Net asset value and offering price per share
   ($27,395,074/3,337,600 shares of capital stock
   issued and outstanding) .............................................             $8.21
                                                                                     =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,466,513/178,652 shares of capital stock
   issued and outstanding) .............................................             $8.21
                                                                                     =====

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Interest (net of foreign taxes
   withheld of $12,630) ....................      $10,474,315
Dividends ..................................           45,400      $ 10,519,715
                                                  -----------
Expenses
Advisory fee ...............................          882,069
Distribution fee--Class A ..................           80,600
Distribution fee--Class B ..................          747,551
Distribution fee--Class C ..................          153,008
Custodian ..................................          165,416
Transfer agency ............................          121,009
Administration .............................           70,500
Audit and legal ............................           57,496
Printing ...................................           41,376
Registration ...............................           21,293
Directors' fees ............................            9,806
Miscellaneous ..............................            7,639
                                                  -----------
Total expenses .............................                          2,357,763
                                                                   ------------
Net investment income ......................                          8,161,952
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions ............................                        (12,453,202)
Net realized loss on foreign currency
   transactions ............................                           (620,040)
Net change in unrealized
   appreciation/depreciation of:
   Investments .............................                          7,500,454
   Foreign currency denominated
     assets and liabilities ................                            170,883
   Swap contracts ..........................                             (5,561)
                                                                   ------------
Net loss on investments, swap contracts
   and foreign currency transactions .......                         (5,407,466)
                                                                   ------------
Net Increase in Net Assets
   from Operations .........................                       $  2,754,486
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 19

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Six Months Ended     Year Ended
                                               April 30, 2002      October 31,
                                                (unaudited)           2001
                                              ================    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................     $   8,161,952      $  19,387,967
Net realized loss on investment
   and foreign currency transactions .....       (13,073,242)       (23,969,266)
Net change in unrealized
   appreciation/depreciation of
   investments, swap contracts
   and foreign currency denominated
   assets and liabilities ................         7,665,776         (2,627,860)
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................         2,754,486         (7,209,159)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...............................        (2,177,344)        (4,508,594)
   Class B ...............................        (5,514,637)       (10,353,118)
   Class C ...............................        (1,131,992)        (2,430,185)
   Advisor Class .........................           (57,553)          (124,629)
Tax return of capital
   Class A ...............................                -0-        (1,757,241)
   Class B ...............................                -0-        (4,035,166)
   Class C ...............................                -0-          (947,174)
   Advisor Class .........................                -0-           (48,574)
Capital Stock Transactions
Net increase (decrease) ..................       (27,122,970)        74,493,336
                                               -------------      -------------
Total increase (decrease) ................       (33,250,010)        43,079,496
Net Assets
Beginning of period ......................       248,999,488        205,919,992
                                               -------------      -------------
End of period ............................     $ 215,749,478      $ 248,999,488
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $442,493 decrease in cost of investments and a corresponding $442,493 decrease in net unrealized depreciation, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the period ended April 30, 2002, was to decrease net investment income by $290,267, decrease net unrealized depreciation of investments by $33,001 and decrease net realized loss on investment transactions by $257,266. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the average daily net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the Advisory Agreement, the Fund paid $70,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $77,384, for the six months ended April 30, 2002.

For the six months ended April 30, 2002, the Fund's expenses were reduced by $569 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $6,895 from the sale of Class A shares and $423, $272,242 and $9,650 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

C shares, respectively, for the six months ended April 30, 2002.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2002 amounted to $1,290, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,211,093 and $1,209,075 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $180,534,915 and $177,799,679 respectively, for the six months ended April 30, 2002. There were purchases of $73,607,561 and sales of $73,065,237 of U.S. government and government agency obligations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,477,924 and gross unrealized depreciation of investments was $23,521,641 resulting in net unrealized depreciation of $14,043,717 (excluding foreign currency transactions and swap contracts).

At October 31, 2001, the Fund had a net capital loss carryforward of $24,695,155 of which $2,125,545 expires in the year 2007, $2,393,347 expires in the year 2008 and $20,176,263 expires in the year 2009.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2002, the Fund had outstanding forward exchange currency contracts, as follows:

                                           U.S. $
                         Contract        Value on          U.S. $        Unrealized
                           Amount     Origination         Current     Appreciation/
                            (000)            Date           Value    (Depreciation)
                         ---------------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Canadian Dollar,
  settling 6/10/02          7,500     $ 4,692,897     $ 4,781,161         $  88,264
South African Rand,
  settling 5/06/02         22,150       1,970,658       2,081,543           110,885
Forward Exchange
  Currency Sale
  Contracts
British Pound,
  settling 6/05/02          1,885       2,698,853       2,739,637           (40,784)
Canadian Dollar,
  settling 6/10/02          7,500       4,764,718       4,781,161           (16,443)
Euro,
  settling
  6/26/02-7/15/02          40,816      36,000,102      36,636,483          (636,381)
Japanese Yen,
  settling 5/22/02        324,850       2,503,699       2,531,488           (27,789)
Mexican Peso,
  settling 5/13/02         45,500       5,006,327       4,848,126           158,201
Polish Zloty,
  settling 5/08/02         10,400       2,466,618       2,599,276          (132,658)
South African Rand,
  settling
  5/06/02-5/29/02          48,770       4,424,779       4,566,357          (141,578)
                                                                          ---------
                                                                          $(638,283)
                                                                          =========


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2002, the Fund did not engage in any option transactions.

3. Interest Rate and Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At April 30, 2002, the Fund had outstanding interest rate swap contracts with the following terms:

                                                                     Rate Type
                                                           --------------------------
                             Notional                      Payments        Payments
Swap                          Amount       Termination      made by       received by    Unrealized
Counterparty                   (000)           Date        the Fund        the Fund     Appreciation
----------------------------------------------------------------------------------------------------
Deutsche Banc       MXN       46,500        12/01/03         8.90%*         12.30%        $302,344
Deutsche Banc       MXN       46,500        12/01/03         9.56%           7.55%*         90,068
Deutsche Banc       MXN       46,500        1/12/07          9.90%*          6.85%         122,452
                                                                                          --------
                                                                                          $514,864
                                                                                          ========

* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 ----------------------------------    ----------------------------------
                                Shares                                Amount
                 ----------------------------------    ----------------------------------
                 Six Months Ended        Year Ended    Six Months Ended        Year Ended
                   April 30, 2002       October 31,      April 30, 2002       October 31,
                      (unaudited)              2001         (unaudited)              2001
                 ------------------------------------------------------------------------
Class A
Shares sold              718,379          3,304,434        $  6,032,647      $ 30,321,280
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          161,941            455,086           1,353,111         4,119,758
-----------------------------------------------------------------------------------------
Shares converted
  from Class B            77,660             52,895             646,013           464,821
-----------------------------------------------------------------------------------------
Shares redeemed       (2,112,536)        (2,484,890)        (17,608,136)      (22,248,062)
-----------------------------------------------------------------------------------------
Net increase
  (decrease)          (1,154,556)         1,327,525        $ (9,576,365)     $ 12,657,797
=========================================================================================


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                      --------------------------------    ----------------------------------
                                   Shares                               Amount
                      --------------------------------    ----------------------------------
                      Six Months Ended      Year Ended    Six Months Ended        Year Ended
                        April 30, 2002     October 31,      April 30, 2002       October 31,
                           (unaudited)            2001         (unaudited)              2001
                      ----------------------------------------------------------------------
Class B
Shares sold                  1,471,153       9,443,818        $ 12,334,147      $ 86,856,378
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                317,459         768,953           2,652,376         6,931,100
--------------------------------------------------------------------------------------------
Shares converted
  to Class A                   (77,697)        (52,920)           (646,013)         (464,821)
--------------------------------------------------------------------------------------------
Shares redeemed             (3,255,167)     (3,961,727)        (27,187,122)      (35,383,783)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)                (1,544,252)      6,198,124        $(12,846,612)     $ 57,938,874
============================================================================================

Class C
Shares sold                    381,873       1,683,748        $  3,196,401      $ 15,464,610
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 72,710         206,997             607,615         1,873,847
--------------------------------------------------------------------------------------------
Shares redeemed             (1,037,176)     (1,366,937)         (8,658,275)      (12,330,426)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)                  (582,593)        523,808        $ (4,854,259)     $  5,008,031
============================================================================================

Advisor Class
Shares sold                     16,821          46,375        $    140,296      $    440,722
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  6,285          18,253              52,508           166,643
--------------------------------------------------------------------------------------------
Shares redeemed                 (4,621)       (183,274)            (38,538)       (1,718,731)
--------------------------------------------------------------------------------------------
Net increase
(decrease)                      18,485        (118,646)       $    154,266      $ (1,111,366)
============================================================================================


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2002.

NOTE G

Restricted Security

                                                  Date Acquired      U.S. $ Cost
                                                  =============      ===========
United Pan Europe Communications
   convertible preferred ...................         11/29/00         $3,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at April 30, 2002 was $30,000 representing 0.01% of net assets.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------------------------------------
                                                                        Class A
                                   --------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                    April 30,                                Year Ended October 31,
                                       2002(a)         ------------------------------------------------------------------
                                   (unaudited)            2001          2000          1999          1998             1997
                                   --------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........     $  8.43          $  9.53       $  9.91       $ 10.18       $ 11.46          $ 10.83
                                    -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........         .31              .78           .83           .94           .78(c)           .74(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................        (.20)            (.90)         (.22)         (.22)         (.64)            1.02
                                   --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................         .11             (.12)          .61           .72           .14             1.76
                                   --------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............        (.33)            (.71)         (.83)         (.94)         (.78)            (.75)
Distributions in excess of
  net investment income .........          -0-              -0-         (.16)         (.05)         (.28)            (.28)
Distributions from net realized
  gain on investments ...........          -0-              -0-           -0-           -0-         (.36)            (.10)
Tax return of capital ...........          -0-            (.27)           -0-           -0-           -0-              -0-
                                   --------------------------------------------------------------------------------------
Total dividends and distributions        (.33)            (.98)         (.99)         (.99)        (1.42)           (1.13)
                                   --------------------------------------------------------------------------------------
Net asset value, end of period ..     $  8.21          $  8.43       $  9.53       $  9.91       $ 10.18          $ 11.46
                                   ======================================================================================
Total Return
Total investment return based
  on net asset value(d)  ........        1.36%           (1.50)%        6.12%         7.17%         1.00%           16.83%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............     $46,692          $57,667       $52,561       $33,813       $24,576          $12,954
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............        1.46%(e)         1.45%         1.54%         1.77%         1.89%            1.90%
  Expenses, before waivers/
    reimbursements ..............        1.46%(e)         1.45%         1.54%         1.77%         2.08%            4.06%
  Net investment income .........        7.47%(e)         8.60%         8.32%         9.34%         7.08%(c)         6.56%(c)
Portfolio turnover rate .........         228%             304%          321%          254%          183%             417%

See footnote summary on page 33.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ---------------------------------------------------------------------------------------
                                                                             Class B
                                      ---------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                        April 30,                                 Year Ended October 31,
                                          2002(a)          ------------------------------------------------------------------
                                      (unaudited)              2001           2000          1999         1998            1997
                                      ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........        $   8.42          $   9.52       $   9.90       $ 10.17      $ 11.46         $ 10.83
                                      ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........             .28               .71            .76           .87          .69(c)          .66(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................            (.19)             (.90)          (.23)         (.22)        (.63)           1.03
                                      ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................             .09              (.19)           .53           .65          .06            1.69
                                      ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............            (.30)             (.65)          (.76)         (.87)        (.69)           (.67)
Distributions in excess of
  net investment income .........              -0-               -0-          (.15)         (.05)        (.30)           (.29)
Distributions from net realized
  gain on investments ...........              -0-               -0-            -0-           -0-        (.36)           (.10)
Tax return of capital ...........              -0-             (.26)            -0-           -0-          -0-             -0-
                                      ---------------------------------------------------------------------------------------
Total dividends and distributions            (.30)             (.91)          (.91)         (.92)       (1.35)          (1.06)
                                      ---------------------------------------------------------------------------------------
Net asset value, end of period ..        $   8.21          $   8.42       $   9.52       $  9.90      $ 10.17         $ 11.46
                                      =======================================================================================
Total Return
Total investment return based
  on net asset value(d)  ........            1.13%            (2.24)%         5.38%         6.44%         .27%          16.12%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............        $140,196          $156,948       $118,356       $79,085      $58,058         $18,855
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............            2.17%(e)          2.16%          2.27%         2.47%        2.58%           2.60%
  Expenses, before waivers/
    reimbursements ..............            2.17%(e)          2.16%          2.27%         2.47%        2.76%           4.76%
  Net investment income .........            6.78%(e)          7.85%          7.66%         8.54%        6.41%(c)        5.86%(c)
Portfolio turnover rate .........             228%              304%           321%          254%         183%            417%

See footnote summary on page 33.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ---------------------------------------------------------------------------------------
                                                                             Class C
                                     ---------------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                       April 30,                              Year Ended October 31,
                                          2002(a)          -----------------------------------------------------------------
                                      (unaudited)             2001          2000          1999          1998            1997
                                     ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........         $  8.43          $  9.52       $  9.90       $ 10.17       $ 11.46          $10.83
                                     ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........             .28              .72           .77           .88           .68(c)          .66(c)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................            (.20)            (.90)         (.24)         (.23)         (.62)           1.03
                                     ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................             .08             (.18)          .53           .65           .06            1.69
                                     ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............            (.30)            (.65)         (.76)         (.88)         (.68)           (.67)
Distributions in excess of
  net investment income .........              -0-              -0-         (.15)         (.04)         (.31)           (.29)
Distributions from net realized
  gain on investments ...........              -0-              -0-           -0-           -0-         (.36)           (.10)
Tax return of capital ...........              -0-            (.26)           -0-           -0-           -0-             -0-
                                     ---------------------------------------------------------------------------------------
Total dividends and distributions            (.30)            (.91)         (.91)         (.92)        (1.35)          (1.06)
                                     ---------------------------------------------------------------------------------------
Net asset value, end of period ..         $  8.21          $  8.43       $  9.52       $  9.90       $ 10.17          $11.46
                                     =======================================================================================
Total Return
Total investment return based
  on net asset value(d)  ........            1.01%           (2.13)%        5.38%         6.44%          .27%          16.12%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............         $27,395          $33,035       $32,345       $22,598       $16,067          $4,388
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............            2.17%(e)         2.15%         2.25%         2.46%         2.58%           2.60%
  Expenses, before waivers/
    reimbursements ..............            2.17%(e)         2.15%         2.25%         2.46%         2.77%           4.77%
  Net investment income .........            6.77%(e)         7.90%         7.68%         8.52%         6.43%(c)        5.86%(c)
Portfolio turnover rate .........             228%             304%          321%          254%          183%            417%

See footnote summary on page 33.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ----------------------------------------------------------------------
                                                                           Advisor Class
                                               ----------------------------------------------------------------------
                                                Six Months
                                                     Ended                                               December 18,
                                                 April 30,                Year Ended October 31,           1997(f) to
                                                   2002(a)          --------------------------------      October 31,
                                               (unaudited)            2001         2000         1999             1998
                                               ----------------------------------------------------------------------
Net asset value, beginning of period ....           $ 8.43          $ 9.53       $ 9.92       $10.18           $11.09
                                               ----------------------------------------------------------------------
Income From Investment Operations
Net investment income(b) ................              .32             .80          .88          .98              .85(c)
Net realized and unrealized loss on
  investment and foreign
  currency transactions .................             (.19)           (.89)        (.25)        (.22)            (.84)
                                               ----------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations .................              .13            (.09)         .63          .76              .01
                                               ----------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....             (.35)           (.73)        (.86)        (.98)            (.85)
Distributions in excess of net
  investment income .....................               -0-             -0-        (.16)        (.04)            (.07)
Tax return capital ......................               -0-           (.28)          -0-          -0-              -0-
                                               ----------------------------------------------------------------------
Total dividends and distributions .......             (.35)          (1.01)       (1.02)       (1.02)            (.92)
                                               ----------------------------------------------------------------------
Net asset value, end of period ..........           $ 8.21          $ 8.43       $ 9.53       $ 9.92           $10.18
                                               ======================================================================
Total Return
Total investment return based on
  net asset value(d) ....................             1.52%          (1.19)%       6.33%        7.58%             .07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $1,466          $1,350       $2,658       $1,359           $1,133
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.17%(e)        1.13%        1.23%        1.45%            1.58%(e)
  Expenses, before waivers/reimbursements             1.17%(e)        1.13%        1.23%        1.45%            1.77%(e)
  Net investment income .................             7.82%(e)        8.81%        8.71%        9.52%            7.64%(e)(c)
Portfolio turnover rate .................              228%            304%         321%         254%             183%

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.01, decrease net realized and unrealized loss on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 7.71% to 7.47% for Class A, from 7.02% to 6.78% for Class B, from 7.01% to 6.77% for Class C and from 8.07% to 7.82% for Advisor Class on an annualized basis. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 33

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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34 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 35

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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36 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Hartman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 37

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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38 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

NOTES


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 39

NOTES


--------------------------------------------------------------------------------
40 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GSIFSR0402